--------------------------------------------------------------------------------
                               CONTRAT DE LICENCE
--------------------------------------------------------------------------------



ENTRE LES SOUSSIGNEES


CELINE, Societe Anonyme, dont le siege social est etabli au 23/25 rue du Pont Neuf - 75001 PARIS - inscrite au R.C.S de Paris sous le N(degree) B 572 034 361, representee par son President Thierry Andretta.

PARFUMS CELINE SNC, dont le siege social est etabli au 23/25 rue du Pont Neuf - 75001 PARIS - inscrite au R.C.S de Paris sous le N(degree) B 398 153 502, representee par son gerant Thierry Andretta.

                                           Ci-apres denommees ensemble "CELINE"


                                           D'UNE PART

ET

INTER PARFUMS, Societe Anonyme, dont le siege social est etabli au 4, rond point des Champs Elysees 75008 PARIS - inscrite au R.C.S de PARIS sous le N(degree) B 350 219 382, representee par son President M. Philippe Benacin.

                                           Ci-apres denommee "INTER PARFUMS"

                                           D'AUTRE PART



IL A ETE PREALABLEMENT EXPOSE CE QUI SUIT :

La societe CELINE est proprietaire de la Marque "CELINE" en classe 3 a laquelle est attachee tant en France qu'a l'etranger une renommee internationale et une image de prestige dans le domaine du pret a porter de luxe et de la maroquinerie de luxe.

INTER PARFUMS souhaite exploiter le nom "CELINE" en vue de la creation, la fabrication et la distribution de parfums sous ce nom dans des conditions conformes au prestige de CELINE et a la reputation de haute qualite des produits CELINE.

C'est dans la perspective d'efforts communs pour donner aux produits, objet du present Contrat, un style exclusif a CELINE que les parties soussignees :

ONT AINSI ARRETE ET CONVENU CE QUI SUIT :

ARTICLE 1 : DEFINITIONS

La signification de certains termes aux fins du present Contrat est precisee ci-dessous :

1.1   "CONTRAT" designe le present contrat de licence ainsi que ses annexes.

1.2 "PRODUITS" designent les parfums, eaux de toilette, les parfums de toilette, les produits de toilette directement derives de ces parfums qui pourront etre ou seront crees par INTER PARFUMS dans le cadre de l'execution de ce Contrat.

1.3 "ENVIRONNEMENT DES PRODUITS" designe le flacon, les chemises ou etuis, le conditionnement des Produits ainsi que des produits derives des parfums.

1.4 "TERRITOIRE" designe le monde entier, y compris les points de vente en duty-free.

1.5 "MARQUE(S)" designe les enregistrements et /ou depots de marque existants au nom de la societe CELINE, tels que listes a l'Annexe 1. Par ce terme, les parties conviennent de designer egalement tous les futurs enregistrements et/ou depots de marques au nom de la societe CELINE dans le cadre du present Contrat.

1.6 "ANNEE CONTRACTUELLE" designe la periode comprise entre le 1er Janvier d'une annee et le 31 decembre de cette meme annee.

1.7 "DETAILLANT" designe tout point de vente ou espace de vente au consommateur final habilite a revendre les Produits portant la Marque "CELINE"

1.8 "DISTRIBUTEUR" designe toute societe independante habilitee a revendre les Produits portant la Marque "CELINE" en vertu d'un contrat ecrit ou d'accords avec INTER PARFUMS a des Detaillants dans un ou plusieurs pays.

ARTICLE 2 : OBJET DU CONTRAT

2.1 Aux termes du present Contrat, CELINE concede a INTER PARFUMS le droit exclusif d'utiliser la Marque en vue de la creation, la fabrication et la commercialisation, dans les conditions ci-dessous definies, des Produits sur le Territoire concede.

2.2 Dans le present contexte, l'utilisation du terme "exclusif" signifie que, pour toute la duree du present Contrat, CELINE s'interdit d'accorder d'autres licences relatives a la creation, fabrication et/ou a la vente des Produits porteurs des Marques.

2.3 Il est expressement accepte par INTER PARFUMS que CELINE se reserve le droit d'ouvrir, dans tous les pays du monde, des boutiques a l'enseigne "CELINE". INTER PARFUMS reconnait expressement que lesdites boutiques sont exclues du champs d'application des presentes.

Toutefois, INTER PARFUMS s'engage a les livrer conformement a leur demande. INTER PARFUMS tiendra ses Distributeurs dument informes de l'existence de la presente exception a l'exclusivite qu'INTER PARFUMS pourrait leur avoir accordee sur leur zone de distribution. INTER PARFUMS vendra les Produits a ce titre au prix de gros moins [ ].

ARTICLE 3 : ENGAGEMENTS DES PARTIES

3.1 INTER PARFUMS s'engage a faire usage de la presente licence et a mener une politique active de fabrication et de commercialisation des Produits.

3.2 INTER PARFUMS s'engage a ce que tous les Produits, ainsi que tous les extraits de parfums ou les composants des Produits, soient fabriques en Europe.

3.3    RESEAU DE DISTRIBUTION

3.3.a) INTER PARFUMS s'engage a adopter une politique commerciale selective pour la Distribution des Produits et a vendre les Produits dans les points de vente, parfumeries et grands magasins repondant aux criteres objectifs retenus pour la distribution selective.

CELINE reconnait avoir pris connaissance des conditions generales de vente, du contrat standard de detaillant agree ainsi que du rapport d'evaluation standard mis en place par INTER PARFUMS et dont un exemplaire figure en Annexe II au present contrat.

INTER PARFUMS s'engage a mettre en place sur le Territoire un reseau de distribution performant et de haut niveau compose d'operateurs qualifies et professionnels repondant aux exigences de la Marque.

A la date de la signature du present Accord, INTER PARFUMS ne dispose pas de la liste des agents et distributeurs auxquels la distribution des Produits sera confiee. INTER PARFUMS s'engage a communiquer ladite liste a CELINE au plus tard le 30/09/2001 et par la suite deux fois par an sur simple demande de CELINE, dans un delai maximum de trente (30) jours.

Suite a une demande ecrite de CELINE, INTER PARFUMS s'engage a se separer de tout operateur qui, selon l'avis de CELINE, a manque a une obligation substantielle de son contrat et ne repond plus aux criteres qualitatifs objectifs de la distribution selective des lors qu'il est susceptible de porter prejudice a la Marque ainsi qu'au reseau de distribution et par consequent au developpement des ventes des Produits.

Les ventes effectuees par l'intermediaire de reseaux de distribution qui ne sont pas compatibles avec l'image de la Marque sont prohibees. Notamment, sont considerees comme non compatibles avec l'image de la Marque, les methodes de vente telles que le demarchage et les ventes a domicile, les ventes a distance (offres par catalogues, offres de vente dites de "tele-achat" cette liste n'etant pas limitative).

Les parties conviennent egalement d'exclure, dans les limites du droit positif applicable en la matiere, les offres de vente sur Internet, a l'exception de celles presentees notamment sur les sites suivants, existant a la date de signature du present contrat et dont l'amenagement est conforme aux criteres qualitatifs de la distribution selective :

o        www.sephora.fr
o        www.galerieslafayettes.com
o        www.harrods.com
o        www.luxury.com

etant precise que la liste ci-dessus pourrait etre etendue a d'autres sites repondant aux criteres objectifs de selectivite, sous reserve de l'accord prealable ecrit de CELINE.

Tout projet de mise en place de methodes de vente telles que decrites ci-dessus devra faire l'objet d'une autorisation prealable ecrite de CELINE.

3.3.b) Implantation d'un stand ou d'un shop-in-a-shop

Les stands ou les magasins dit "shop-in-a-shop" a l'enseigne CELINE, implantes dans des grands magasins ou magasins multispecialistes, devront etre amenages conformement aux directives et au concept architectural CELINE.

L'ensemble des travaux sera execute aux frais exclusifs d'INTER PARFUMS, sous sa propre responsabilite, par son decorateur. Toutefois, les travaux seront soumis a l'accord prealable ecrit de CELINE.

Avant execution des travaux, INTER PARFUMS fournira a CELINE :

1. situation du stand ou shop-in-a-shop sur le plan du magasin avec des precisions concernant les marques et les produits voisins,
2.      un plan de l'emplacement du stand ou shop-in-a-shop,
3.      un plan de plafond existant
4.      un plan d'eclairage existant
5.      des photos de l'existant
6.      le cahier des charges

Apres reception de ces informations, CELINE fournira a INTER PARFUMS un dossier definissant la decoration , y compris l'ameublement du stand ou shop-in-a-shop, qui ne pourra etre modifie sans l'accord prealable ecrit de CELINE.

INTER PARFUMS adressera a CELINE, avant execution des travaux et pour accord ecrit :

1.       des plans detailles du stand ou du shop-in-a-shop
2.       des dessins en perspectives du stand ou du shop-in-a-shop, comprenant elevations et coupes avec toutes les indications de niveaux
3.       la date de debut des travaux
4.       la date d'ouverture prevue du stand ou du shop-in-a-shop

L'amenagement du stand ou du shop-in-a-shop devra etre conforme en tous points au projet definitif approuve par CELINE.

INTER PARFUMS s'engage a renover ou remplacer tous les elements de la decoration qui pourraient se deteriorer pendant la duree du present contrat.

CELINE se reserve le droit de changer son concept architectural. INTER PARFUMS s'engage a appliquer le nouveau concept architectural dans les plus brefs delais et au plus tard six (6) mois apres une demande ecrite de CELINE, notifiee par lettre recommandee avec accuse de reception.

3.3.c) INTER PARFUMS s'engage a assurer le maintien de la notoriete et du prestige de la Marque par une politique de marketing et des methodes de vente adaptees au systeme de la distribution selective.

INTER PARFUMS s'engage a commercialiser les Produits dans un reseau de distribution selective et a disposer de la structure administrative et commerciale propre a en assurer une gestion efficace.

INTER PARFUMS s'engage a commercialiser les Produits a un prix correspondant a l'image de la Marque "CELINE".

Le prix de cession des Produits aupres des co-contractants (agents, distributeurs) devront etre determines par INTER PARFUMS de maniere a ce qu'au stade final de la distribution, le prix de vente des Produits soit conforme au positionnement defini par CELINE. Les tarifs des Produits devront etre communiques a CELINE avant la commercialisation.

3.3.d) Afin de maintenir l'image de la Marque "CELINE", INTER PARFUMS s'engage a commercialiser les Produits dans les points de vente remplissant les criteres qualitatifs objectifs et employant un personnel competent. INTER PARFUMS inserera une clause correspondante dans l'ensemble de ses contrats conclus avec ses Distributeurs ou avec les Detaillants.

3.3.e) Afin de verifier que la distribution des Produits sur le Territoire est conforme au prestige de la Marque, CELINE pourra visiter ou faire visiter les points de vente. S'il apparait que certains d'entre eux ne repondent pas aux exigences, definies a l'alinea ci-dessus, CELINE pourra demander a INTER PARFUMS de retirer ou de faire retirer les Produits des points de vente visites et cesser toute commercialisation des Produits dans ces points de vente.

3.4 Les parties conviennent que la renommee de "CELINE" dans le pret-a-porter de luxe et dans la maroquinerie de luxe est a la base meme de l'interet de sa Marque ; l'impact de cette renommee est en effet substantiel sur le positionnement de sa Marque dans le secteur des parfums.

Dans cette optique, CELINE s'engage, a titre de condition substantielle et determinante du present accord, sans la stipulation de laquelle les parties n'auraient pas conclu, a soutenir regulierement les activites de creations de CELINE en matiere de pret a porter de luxe, de maroquinerie de luxe ou de toute autre activite de mode de nature a soutenir l'image et le prestige de la Marque CELINE.

ARTICLE 4 : PLAN DE LANCEMENT DES PRODUITS

4.1 Dans la deuxieme Annee Contractuelle (Annee 2001) INTER PARFUMS s'engage a faire tout ce qui est necessaire pour qu'un nouveau parfum, compose d'une ligne feminine et d'une ligne masculine, soit lance.

A cet effet, INTER PARFUMS soumettra dans la premiere Annee Contractuelle (Annee
2000) a CELINE un projet.

4.2 INTER PARFUMS s'engage a faire tout ce qui est necessaire pour que le nouveau parfum, mentionne a l'alinea 1, dans le cadre de son lancement, beneficie d'une large diffusion tant en France qu'a l'etranger.

Le plan de lancement du nouveau parfum sera defini de maniere concertee entre CELINE et INTER PARFUMS. La version definitive de ce plan devra etre soumise pour approbation ecrite a CELINE avant sa mise en oeuvre.

4.3 Durant cette deuxieme Annee Contractuelle (Annee 2001), INTER PARFUMS s'engage a reprendre la gestion, la distribution de la ligne existante "MAGIC" ainsi que les stocks appartenant a PARFUMS CELINE SNC au prix de revient ainsi que ceux-ci figurent dans les comptes de ladite societe et dans la limite de [____________].

4.4 Dans la quatrieme Annee Contractuelle (Annee 2003), les parties se concerteront sur le developpement par INTER PARFUMS d'une deuxieme ligne de parfums.

4.5 Dans la cinquieme Annee Contractuelle (Annee 2004), INTER PARFUMS s'engage a faire tout ce qui est necessaire pour assurer le lancement de cette deuxieme ligne sur les territoires ou se trouve deja implantee la premiere ligne de parfums.

4.6 Dans la sixieme Annee Contractuelle (Annee 2005) les parties se concerteront, au vu des resultats de vente des deux lignes de parfums ci-dessus mentionnees, sur les nouvelles orientations de la Marque "CELINE"

ARTICLE 5 : DUREE

5.1 Le present Contrat prendra effet a la date du 17 Mai 2000 et il expirera, sauf en cas d'application de l'article 5.2, a la date du 31 Decembre 2011.

5.2 Les parties conviennent qu'a l'expiration du Contrat au 31 Decembre 2011, et sous la condition que le montant total du Chiffre d'affaires net Ex-Factory de l'annee 2008 soit superieur ou egal a [_______________], le present Contrat se poursuivra par tacite reconduction pour une nouvelle periode de cinq (5) ans, soit jusqu'au 31 decembre 2016. Dans ce cas, les parties se rencontreront en vue de convenir des redevances minima garanties a verser durant cette nouvelle periode contractuelle.

5.3 Dans le cas ou le montant total du Chiffre d'affaires net Ex-Factory de l'annee 2008 serait inferieur a [________________], les parties se rencontreront des le debut de l'annee 2009 en vue de decider du renouvellement eventuel du present Contrat.

ARTICLE  6 : REDEVANCES.

6.1 En contrepartie des droits qui lui sont conferes en vertu du present Contrat, INTER PARFUMS versera a CELINE, une redevance annuelle de :

     o [______________] sur la tranche de Chiffre d'Affaires Net annuel realise par INTER PARFUMS sur la vente des Produits comprise entre [___________________].

     o [_______________] sur la tranche de Chiffre d'Affaires Net annuel realise par INTER PARFUMS sur la vente des Produits situee au dela de [___________________].

(ci-apres la "Redevance Proportionnelle")

6.2 L'assiette retenue, pour calculer le "Chiffre d'Affaires Net", sera :

o le total de la facturation nette de INTER PARFUMS (siege et filiales) a ses clients, y compris la facturation faisant suite a des commandes passees par CELINE,

o    hors taxes

o apres deduction des frais de transport factures par INTER PARFUMS a ses clients (dans la limite de 5% du montant total facture)

o et apres deduction justifiee des Produits retournes invendus (dans la limite de 5% du montant total facture).

Aucune deduction ne pourra etre faite au titre de creances douteuses ou devenues irrecouvrables ou quelque autre cout encouru par INTER PARFUMS.

Les parties excluent du calcul du Chiffre d'Affaires les ventes du materiel de publicite sur les lieux de vente ("PLV") et des articles promotionnels, etant precise que lesdits Produits et articles ne devant en aucun cas representer plus de 10% du total des ventes.

Les Ventes d'INTER PARFUMS a ses filiales ou a des societes ou groupements lui appartenant directement ou indirectement ,realisees a des conditions economiques non habituelles, seront, pour les besoins du calcul de la redevance, considerees comme ayant ete realisees au prix de vente moyen applicable aux detaillants dans un meme pays.

Les versements seront effectues en francs francais.

6.3 INTER PARFUMS s'engage a verser a CELINE, pendant la duree du Contrat, les redevances minima garanties (ci-apres "Minima Garantis") determinees conformement au tableau ci-dessous :

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
--------------------------------------------------------------------------------       ----------------------------------------
ANNEE
CONTRACTUELLE
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2000 au 31/12/2000        Creation et developpement du produit                   Creation et developpement du produit
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2001 au 31/12/2001        [_______________] HT
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2002 au 31/12/2002        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2001
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2003 au 31/12/2003        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2002
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2004 au 31/12/2004        [_______________] FF HT                         Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2003
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2005 au 31/12/2005        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2004
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2006 au 31/12/2006        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2005
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2007 au 31/12/2007        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2006
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2008 au 31/12/2008        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2007
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2009 au 31/12/2009        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2008
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2010 au 31/12/2010        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2009
--------------------------------------------------------------------------------       ----------------------------------------
01/01/2011 au 31/12/2011        [_______________] HT                            Ou     [____]  du  montant  de  la   Redevance
                                                                                       versee sur l'Annee 2010
-------------------------------------------------------------------------------------------------------------------------------

Les parties conviennent de retenir le montant de Minima Garantis le plus eleve des deux proposes dans ledit tableau.

Le reglement des Minima Garantis Fixes sera effectue par INTER PARFUMS trimestriellement les 30 Avril, 31 Juillet, 30 Octobre et 31 Janvier de chaque annee.

Il est toutefois precise que les Minima Garantis ne seront pas dus au titre de la premiere Annee Contractuelle, etant donne les efforts realises par INTER PARFUMS pour la conception et le developpement du nouveau parfum. Les Minima Garantis seront donc dus a compter de la deuxieme Annee Contractuelle.

Le solde des redevances, soit la difference entre la redevance proportionnelle calculee en vertu de l'Article 6.1 pour une annee donnee du contrat et le montant global des minima garantis deja verses par INTER PARFUMS pour cette meme annee de contrat, sera regle par INTER PARFUMS dans les trente (30) jours suivant la cloture de chaque exercice annuel.

Le reglement des redevances devra etre accompagne de l'etat vise a l'article 7.2 ci-dessous.

Toute somme reglee avec retard portera interet au taux EURIBOR trois mois majore d'un interet de cinq pour cent (5%).

ARTICLE 7 : COMPTES-RENDUS D'ACTIVITE ET PREVISIONS.

INTER PARFUMS devra fournir a CELINE des comptes-rendus d'activite et previsions sur support papier et/ou, dans la mesure du possible, sur support informatique compatible avec le systeme de CELINE, qui permettront a cette derniere :


o de mieux apprehender le montant des redevances resultant de l'exploitation du contrat d'exclusivite;

o de mieux controler l'evolution de cette exploitation, tant au niveau du chiffre d'affaires qu'en terme de soutien publicitaire et promotionnel de l'activite, sur le Territoire et pour les differents Produits.


Ces comptes-rendus et previsions devront revetir les formes et etre adresses dans les delais ci-apres definis.


7.1) Etat trimestriel des ventes et des depenses de publicite


INTER PARFUMS s'engage a adresser a CELINE, dans les trente
(30) jours qui suivent la cloture du trimestre civil, un etat trimestriel des ventes et des depenses de publicite indiquant:

o Le montant total du (( chiffre d'affaires net )) hors taxes du trimestre ainsi que le montant du chiffre d'affaires net cumule depuis le debut de l'annee (tel que defini a l'Article 6.2) avec une indication claire du pourcentage que representent ces ventes par rapport a l'activite totale d'INTER PARFUMS.

o La ventilation en valeur de ces ventes par pays exprimee par ligne de Produits, la valeur etant exprimee dans la devise de facturation et dans la devise definie a l'Article 6.2.

o Le calcul detaille des redevances sur ces ventes.

o Le montant des depenses de publicite pour chacun des pays dont la liste sera etablie par CELINE et communiquee a INTER PARFUMS

Pour tous ces elements relatifs aux ventes, a l'exclusion des etats de depenses de publicite, les chiffres reels et les chiffres previsionnels du budget de l'annee en cours ainsi que les chiffres comparatifs de l'annee precedente.

L'etat trimestriel des ventes devra etre suffisamment detaille pour permettre une verification d'apres les livres comptables d'INTER PARFUMS. Il devra etre "Certifie exact et fidele" par le Directeur Financier d'INTER PARFUMS.

7.2) Etat annuel certifie des ventes, des stocks et des depenses de communication

INTER PARFUMS adressera a CELINE dans les soixante (60) jours a compter de l'expiration de l'Annee Contractuelle correspondante les etats suivants qui devront etre certifies aux frais d'INTER PARFUMS par un cabinet comptable independant:

o un etat precis des ventes effectuees pendant l'annee etabli dans les memes formes que celles retenues pour l'etat trimestriel des ventes et des depenses de publicite vise a l'Article 7.1, ainsi que le calcul detaille des redevances sur ces ventes, certifie par un cabinet comptable independant aux frais d'INTER PARFUMS.

o un etat annuel certifie des stocks, detaillant clairement pour chaque categorie de Produits les quantites en stock chez INTER PARFUMS ainsi que la valeur correspondante et, le cas echeant, le montant de la provision pour depreciation des stocks correspondante


o un etat annuel des depenses de communication etabli par pays. un etat annuel du Chiffre d'affaires Net Gros Local par pays.

 7.3)  Plan marketing

INTER PARFUMS fera parvenir a CELINE un Plan Marketing relatif a l'annee civile suivante et comportant essentiellement:

-        un book marketing
-        un budget des ventes previsionnelles
-        un budget communication previsionnel

7.3.1 Book Marketing

Au plus tard le 31 Octobre de chaque annee, INTER PARFUMS fera parvenir a CELINE un Book Marketing relatif a l'annee civile suivante et comportant les elements suivants

-        Plan d'animation
-        Presentation de nouvelles references
-        Proposition de gammes de Produits

-        Politique de prix de detail des Produits

7.3.2 Budget des ventes previsionnelles et Budget communication previsionnel

Au plus tard le 30 Novembre de chaque annee, INTER PARFUMS fera parvenir a CELINE

- un Budget des ventes previsionnelles
- un Budget communication previsionnel,

relatifs a l'annee civile suivante.

(1)Budget des ventes previsionnelles

Un "Budget des ventes previsionnelles" devra etre etabli par INTER PARFUMS pour l'annee suivante selon les principes retenus pour les Etats trimestriels des ventes vises ci-dessus. Il sera transmis a CELINE le 30 Novembre d'une annee N et fera l'objet d'une revision le 30 Juin de l'annee N+1.

INTER PARFUMS communiquera a CELINE toute information qui entrainerait une revision significative par rapport au Budget des ventes previsionnelles.

En outre, dans le cadre du Budget des ventes previsionnelles, INTER PARFUMS indiquera la repartition des ventes par canaux de distribution et la repartition des ventes, par gamme de prix au detail et par Produits.

(2)Budget communication previsionnel

INTER PARFUMS devra egalement etablir un Budget communication previsionnel base sur le chiffre d'affaires tel qu'indique dans le Budget des ventes previsionnelles, mentionnant la repartition des depenses de communication, par pays et par type de depenses vise a l'Article 10.

Ce document integrera le cas echeant et sous reserve de leur disponibilite, toutes autres informations propres au marche ou aux Produits et necessaires au bon suivi de l'exploitation du contrat d'exclusivite.

INTER PARFUMS devra communiquer a CELINE un premier projet de plan media.

7.3.3 Politique de prix de detail des Produits

Sur demande de CELINE et pour les pays qui l'interessent, INTER PARFUMS devra fournir toutes donnees relatives aux prix unitaires de vente au detail conseilles pour chaque Produit, avec une analyse du positionnement de ces prix par rapport a la concurrence, en monnaie locale et pour un nombre de references significatif.

ARTICLE 8 : COMPTES INTER PARFUMS

8.1 Obligation de conserver les comptes relatifs a l'exploitation des Produits

Conformement aux principes comptables usuels, INTER PARFUMS etablira des livres et documents comptables (ainsi que toutes pieces justificatives relatives a l'importation, la fabrication, l'entreposage, la distribution et la vente des Produits et plus generalement a toutes les activites relatives aux droits et obligations resultant du present contrat) qu'il s'engage a conserver pendant les quatre (4) annees apres la cloture de l'exercice auxquels ces documents se rapportent.

Il est precise que les pieces justificatives devront comprendre des inventaires permanents des Produits en stock et de leurs composants, y compris des emballages, et que les livres et documents devront faire apparaitre clairement, pour toutes les transactions s'y rapportant, les quantites de Produits.

8.2 Controle des Comptes d'INTER PARFUMS

Moyennant le respect d'un preavis de dix (10) jours et a tout moment aux heures normales d'ouverture, CELINE, directement ou par un expert mandate par elle, aura le droit de proceder a un examen des comptes d'INTER PARFUMS.

Ce droit d'inspection pourra etre exerce au maximum une fois par an, pendant la duree du present contrat et une fois au cours des deux annees suivant l'expiration du contrat en plus des controles prevus en cas de resiliation et d'expiration.

Par ailleurs, CELINE se reserve le droit de proceder a des controles directs aupres des tiers en relation avec INTER PARFUMS (clients, distributeurs, fournisseurs, etc), ce dernier s'engageant a faire ses meilleurs efforts pour obtenir l'accord desdits tiers pour les interventions de CELINE.

Les examens entrepris par CELINE auront pour seul objet de s'assurer que les obligations a la charge d'INTER PARFUMS en vertu du present contrat ont ete regulierement satisfaites.

Le cout de cet examen sera pris en charge par CELINE, a l'exception du cas prevu a l' Article 8.3 ci-dessous.

8.3 Constatation et regularisation des insuffisances de reglement:

Dans l'hypothese ou l'examen des comptes revelerait une insuffisance des redevances versees a CELINE, INTER PARFUMS devra proceder au paiement immediat a CELINE des sommes qui seront dues, augmentees d'un interet au taux EURIBOR trois
(3) mois majore d'un interet de CINQ pour cent (5 %), calcule a compter du dernier jour de l'exercice au titre duquel lesdites sommes auraient du etre versees.


Par ailleurs, la totalite du cout de l'examen des comptes sera pris en charge par INTER PARFUMS.


En cas de non reglement, CELINE aura la faculte de resilier le contrat sans qu'il soit besoin d'une quelconque demande en justice, dix (10) jours apres la mise en demeure de regler les sommes dues adressee a INTER PARFUMS par lettre recommandee avec accuse de reception conformement a l'Article 12 ci-dessous.



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ARTICLE 9 : CREATION ET DEVELOPPEMENT DES PRODUITS

9.1 Creation des Produits

La creation des Produits devra s'inscrire dans la coherence d'un style exclusif a CELINE et afin de garantir cette coherence, INTER PARFUMS s'engage a associer etroitement CELINE a toutes les etapes de la creation et du developpement afin de lui permettre de faire son choix, de suggerer toute modification qui lui parait appropriee, etant precise que dans tous les cas les parties feront leurs meilleurs efforts pour cooperer en vue d'aboutir ensemble a un projet commun (ci-apres "le Projet").

Pour toute creation de Produit, INTER PARFUMS devra obtenir l'accord prealable ecrit de CELINE sur le Projet et notamment :

     o    Mise au point du concept Produit

     o Redaction des briefs destines aux createurs (design et parfum) leur donnant une directive de travail

     o    Mise au point du design du flacon

     o    Developpement et choix du jus

     o    Developpement et choix du packaging

     o    Choix du nom du Produit

     o    Positionnement prix du Produit

Il est rappele que toute creation de Produit, quelle que soit son origine et la contribution respective des parties, demeurera la propriete exclusive de CELINE, meme apres la cessation du contrat pour quelque cause que ce soit.

9.2 Developpement industriel ou mise au point technique des Produits

INTER PARFUMS s'engage a ce que les Produits soient concus et fabriques selon les standards de qualite de l'industrie, qu'ils ne presentent aucun defaut, ni dans leur conception et leur fabrication afin qu'ils soient conformes aux attentes d'une clientele exigeante et au prestige de la Marque.

Les parties conviennent qu'INTER PARFUMS conservera la maitrise complete de toutes les etapes du developpement industriel. Elle selectionnera librement les fournisseurs des articles de conditionnement (moules, capots, pompes, etuis, cales, etiquettes etc.), etant entendu que la mise au point technique du nouveau produit envisage sera soumise a l'approbation ecrite prealable de CELINE.

INTER PARFUMS fournira a CELINE, pour verification, des echantillons des Produits (ci-apres "Tetes de serie") avant leur commercialisation.

INTER PARFUMS s'engage en outre a commercialiser uniquement les Produits fabriques selon les tetes de serie approuvees par ecrit par CELINE.

Si les Produits fabriques ne sont pas conformes aux Tetes de serie, CELINE pourra exiger l'arret immediat de leur fabrication et de leur commercialisation ainsi que la destruction des Produits fabriques et non conformes et ce, aux frais d'INTER


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


PARFUMS, sans prejudice de la faculte de resiliation prevue a l'Article 12 du present contrat.

9.3 Sous-traitants

9.3.1 INTER PARFUMS est autorisee, sous son entiere responsabilite, a sous-traiter tout ou partie de la fabrication des Produits dans les conditions suivantes :

     o INTER PARFUMS s'engage a ce que toute fabrication des Produits, des extraits de parfum ou les composants des Produits par ses sous-traitants ait lieu en Europe;

     o INTER PARFUMS s'engage a faire respecter les termes du present Contrat par ses sous-traitants;

     o INTER PARFUMS communiquera a CELINE la liste de ses sous-traitants deux fois par an .

INTER PAFUMS reconnait expressement qu'il est solidairement responsable avec ses sous-traitants. Il s'engage a garantir CELINE notamment contre les actes de ces derniers qui seraient en contradiction avec les stipulations contractuelles.

INTER PARFUMS garantit par ailleurs CELINE contre toute action et/ou instance que les sous-traitants pourraient engager contre CELINE et ce, pour quelque cause que ce soit.

9.3.2 Controle qualite

INTER PARFUMS controlera ou fera controler regulierement la qualite des Produits fabriques et conditionnes par ses sous-traitants et s'engage a informer CELINE, des que possible, de tous defauts techniques constates et a prendre toutes dispositions necessaires a l'effet de remedier a ces defauts.

INTER PARFUMS s'engage a adresser a CELINE, a la demande de celle-ci et au maximum une fois par mois, des echantillons pris au hasard parmi les Produits qui seront commercialises.

ARTICLE 10 - COMMUNICATION

10.1 Definition des termes :

La communication designe toutes les actions engagees dans les domaines de la promotion et de la publicite.

o Au sens des presentes, le terme Promotion designe:

a)    le materiel promotionnel, la PLV, l'edition;

b)    Les actions de promotion telles que :

 .        les campagnes de decoration de vitrine,
 .        la publicite et la promotion realisees conjointement avec un distributeur ou un detaillant,
 .        l'animation des points de vente,
 .        le personnel temporaire engage dans le cadre de la promotion des
         Produits,

c)       Les operations de relations publiques ;

o Les depenses exclues de la Promotion

Ne sont notamment pas considerees comme depenses de Promotion:


a)       Les frais engages au titre du packaging et du conditionnement,

b) Les frais de personnel permanent engage au titre de la vente ou de la presentation des Produits

c) Les presentations des Produits, a l'exception de celles dont CELINE aura reconnu le caractere de relations publiques.

d)       L'ouverture de stand et de shop in a shop ;

e)       La participation a des salons professionnels et a des expositions ;

f)       Les espaces de presentation des Produits (show-room).


o Definition du terme Publicite

Au sens des presentes, le terme Publicite designe toute action au niveau des media, qu'il s'agisse de presse, radio, magazine, television, affichage ou autres.


10.2 Obligations d'INTER PARFUMS en matiere de Communication:

INTER PARFUMS et CELINE arreteront d'un commun accord la strategie de communication, relative notamment au choix des supports ou des moyens de communication (Publicite, Relations Publiques, etc...).

10.2.1 Promotion

Tout projet relatif a la Promotion tel que defini a l'Article 10.1 doit etre soumis pour approbation ecrite a CELINE, quatre (4) mois avant la mise en oeuvre dudit projet.

D'autre part, INTER PARFUMS s'engage a faire appel aux services d'une attachee de presse interne ou externe afin de promouvoir les Produits aupres des media et des journalistes, cela en etroite collaboration avec la Direction de la communication de CELINE.

10.2.2 Publicite

La conception et la realisation des campagnes de Publicite (creation et choix des media) sont placees sous l'autorite de CELINE.

Notamment, le choix du concept du visuel publicitaire du Produit, destine a la publicite, sera de la responsabilite de CELINE.

Par consequent, en ce qui concerne la conception, la realisation d'une campagne et le choix des media, CELINE se reserve le droit de designer les organismes de son choix (agence de publicite, centrale d'achat, photographe, etc.) et cela afin que ladite campagne soit en harmonie avec l'image globale de CELINE dans le monde entier.

INTER PARFUMS s'engage a travailler avec lesdits organismes et notamment avec l'agence de publicite designee par CELINE, etant entendu que la validation finale de la campagne publicitaire sera de la responsabilite de CELINE.

Toutefois, CELINE et INTER PARFUMS feront leurs meilleurs efforts pour cooperer en vue d'aboutir ensemble a un projet satisfaisant pour les deux parties.

10.2.3 Budget communication

INTER PARFUMS reconnait la necessite de soutenir l'exploitation realisee sous la marque CELINE par une politique de communication compatible avec le niveau de l'activite.

INTER PARFUMS s'engage a consacrer, conjointement avec ses Distributeurs dont il se porte fort, a la publicite et a la promotion des Produits:

o  au cours de la deuxieme et troisieme annee Contractuelle (Annees 2001 et
   2002),

un budget communication d'au moins [________________] pour les deux annees consecutives.

o a compter de l'Annee 2003, et pour toutes les annees suivantes pendant toute la duree du present Contrat,

un budget communication d'au moins [________________] du chiffre d'affaires annuel "gros local net" realise sur les Produits.

S'entend par chiffre d'affaires annuel "gros local net":

     o le total de la facturation nette des distributeurs d'INTER PARFUMS a leurs clients,
     o    hors taxes
     o apres deduction des frais de transport factures par les Distributeurs a leurs clients (dans la limite de 5% du montant total facture)
     o apres deduction justifiee des Produits retournes invendus (dans la limite de 5% du montant total facture)

     o et apres deduction des ventes de Produits promotionnels (dans la limite de 10% du montant total facture)

Si la totalite ou une partie du Budget communication n'a pas ete entierement depensee au titre d'une annee contractuelle, CELINE pourra autoriser INTER PARFUMS a reporter le solde du Budget communication sur l'annee suivante.

10.2.4 Suivi des depenses de communication

Le suivi des depenses de communication sera exerce dans le cadre des dispositions de l'Article 7 du present contrat.

ARTICLE 11 : MARQUES

11.1   Droit de propriete de CELINE sur les Marques

INTER PARFUMS reconnait par les presentes, le droit de propriete exclusif de CELINE sur les Marques ainsi que sur les droits decoulant de l'exploitation de celles-ci et s'engage a les employer uniquement en tant que beneficiaire du present contrat.

INTER PARFUMS reconnait les droits actuels et futurs de CELINE, y compris, notamment, les Marques entrant dans le cadre de l'article 11.4 ci-dessous, et s'engage a s'abstenir de contester lesdits droits. Tout enregistrement des Marques, en quelque pays que ce soit, ne pourra se faire qu'au benefice de CELINE.

CELINE s'engage en outre a faire tout son possible pour obtenir, a ses frais, le renouvellement des enregistrements de Marques mentionnes a l'Annexe 1, pendant la duree du present Contrat.

Dans les pays dont la liste figure en Annexe 1 du present Contrat, ou les depots de Marques n'ont pas encore abouti, CELINE menera a leur terme les procedures d'enregistrement. Cependant, CELINE ne pourra en aucun cas etre tenue responsable du rejet d'une quelconque demande d'enregistrement.

S'il devient necessaire de deposer la Marque "CELINE" dans un pays ou il n'existe pas encore un enregistrement de la Marque, CELINE effectuera le depot de la Marque afin de permettre a INTER PARFUMS d'assurer la distribution des Produits conformement a la reglementation locale.

Si des obstacles juridiques ou autres s'opposent au depot de la Marque dans un pays ou ledit depot serait souhaitable, les deux parties au present Contrat feront de leur mieux pour lever l'obstacle en question ou pour trouver une alternative.

Si CELINE lui en fait la demande, INTER PARFUMS fera de son mieux pour soutenir le depot ou le renouvellement des Marques, notamment en fournissant toutes les informations necessaires, en faisant toutes les declarations necessaires et en transmettant tous les documents necessaires.

CELINE consent a ce qu'INTER PARFUMS soit inscrit, aux frais d'INTER PARFUMS, en qualite de "Registered User" des Produits dans les pays dont la legislation recommande ou impose une telle inscription.

CELINE pourra le cas echeant decider de faire proteger par un depot de modele les flacons et/ou les etuis des Produits, ces modeles etant deposes au nom et aux frais exclusifs de CELINE.

11.2 Defense des Marques

CELINE disposera seule du droit d'agir en justice contre des faits de contrefacon et plus generalement contre toute autre atteinte aux Marques. CELINE disposera egalement du droit d'engager toute procedure d'opposition. Ces droits ne sont pas accordes a INTER PARFUMS. Toutes procedures, en demande ou en defense, relatives a la propriete des Marques seront engagees aux frais exclusifs de CELINE.

CELINE fera de son mieux, si elle le juge utile, et dans la mesure des possibilites offertes par les reglementations locales, afin de lutter contre tout enregistrement contrefacteur des Marques, toute contrefacon des Produits et tout usage illicite des Marques par des tiers dans le meme domaine que celui des Produits. CELINE agira en concertation avec INTER PARFUMS, qui, de son cote, sera tenue d'apporter a CELINE toute l'assistance possible.

INTER PARFUMS s'engage a informer CELINE, sans delai, de tout acte de contrefacon, d'actes de concurrence deloyale et plus generalement de toutes autres atteintes portees par quiconque aux Marques et aux Produits et a lui donner toutes les informations relatives aux infractions dont il aurait connaissance.

Toutes procedures, en demande ou en defense, relatives a l'exploitation des Marques, qui seraient pendantes entre CELINE et les co-contractants d'INTER PARFUMS, qu'ils soient revendeurs, agents, distributeurs, detaillants, ou autres, seront aux frais exclusifs d'INTER PARFUMS. CELINE conservera la maitrise de la procedure et de la defense de ses interets. Elle choisira notamment ses propres conseils.

11.3)  Utilisation des Marques par INTER PARFUMS

11.3.1) INTER PARFUMS s'engage a n'utiliser les Marques que sous la forme precisee a l'Annexe 1 et uniquement pour les operations faisant l'objet du present contrat, a savoir la fabrication, la distribution, la vente et la publicite des Produits dans le Territoire.

11.3.2) Marquage

INTER PARFUMS devra respecter scrupuleusement les indications de CELINE en matiere de marquage. Les Produits, les etiquettes, les emballages et toutes les formes de conditionnement, les en-tete de lettres, factures, ainsi que tous les documents relatifs a l'administration des ventes, les aides a la vente, materiel publicitaire et promotionnel, devront faire l'objet d'un marquage uniforme et suivre les regles edictees par CELINE. Tous ces elements devront avoir ete soumis avant leur utilisation a l'approbation prealable et ecrite de CELINE.

CELINE se reserve le droit de faire evoluer les concepts de formes et de couleurs relatifs aux Marques et aux Produits. INTER PARFUMS s'oblige a mettre en oeuvre et a appliquer la nouvelle signalisation dans les plus brefs delais, et au plus tard un (1) an apres la date de la notification faite par CELINE.

11.3.3) Respect de l'identite des Marques

En dehors des exceptions expressement prevues par la loi et les reglements, ne pourront figurer sur les Produits, aucune marque ni mention de quelque nature que ce soit, autre que les Marques, sauf autorisation expresse de CELINE.

INTER PARFUMS s'engage a ne jamais associer les Marques a aucune autre marque, raison sociale, appellation commerciale, enseigne, etc.

Dans toutes les operations de communication entreprises, INTER PARFUMS maintiendra expressement la distinction entre les Marques et toutes les autres marques pouvant lui appartenir ou qu'il pourra exploiter par ailleurs.

INTER PARFUMS devra respecter l'identite des Marques aussi bien au niveau des moyens de communication utilises que des destinataires de ces actions.

11.4) Creation et depot de nouvelles marques

Les parties au present Contrat decideront d'un commun accord de la necessite de choisir et de deposer une ou plusieurs nouvelle Marques pour les diverses lignes de Produits.

A cet effet, INTER PARFUMS realisera, a ses frais, une etude detaillee, communiquee a CELINE dans le cadre du Plan Marketing.

Dans cette etude, INTER PARFUMS proposera a CELINE :

o plusieurs noms et/ou logos pour les nouvelles marques, apres avoir effectue au prealable a ses frais des recherches d'anteriorites afferentes a ces noms et/ou logos dans les pays determines par INTER PARFUMS
o une liste maximum de quarante (40) pays dans lesquels INTER PARFUMS envisage de distribuer effectivement les Produits.

INTER PARFUMS s'engage a se montrer raisonnable dans ses souhaits de creation de nouvelles Marques, et, en tout etat de cause, a ne pas prevoir le depot de plus de trois (3) nouvelles Marques pendant la duree totale du present Contrat.

Apres examen de l'etude remis par INTER PARFUMS, CELINE pourra decider d'effectuer toute demande de depot desdites nouvelles marques. Les nouvelles marques seront deposees au nom de CELINE et a ses frais, aupres des administrations competentes.

D'un commun accord entre les parties, l'ensemble des termes et conditions du present Contrat s'appliqueront automatiquement a toute nouvelle marque ainsi creee.

ARTICLE 12 : RESILIATION ANTICIPEE

12.1   Resiliation par l'une ou l'autre des Parties

En cas de violation de l'une quelconque des clauses du present contrat par l'une des parties, le present contrat pourra etre resilie par l'autre partie, trente
(30) jours apres une mise en demeure, adressee par lettre recommandee avec accuse de reception, restee infructueuse, sans prejudice de tous dommages et interets qui pourraient etre reclames a la partie defaillante.

En outre, le present Contrat pourra etre resilie de plein droit apres mise en demeure adressee a l'administrateur judiciaire restee plus d'un mois sans reponse, en cas d'ouverture d'une procedure collective a l'encontre de l'une ou l'autre des parties.

12.2   Resiliation par CELINE

CELINE aura la faculte de resilier le present contrat dans les cas suivants :

              - Non respect des obligations relatives aux criteres de qualite et notamment la mise en fabrication de prototypes non approuves ou la fabrication de Produits non conformes aux prototypes approuves par CELINE, trois (3) jours apres la mise en demeure de CELINE adressee par lettre recommandee avec accuse de reception, restee infructueuse, sans prejudice de tous dommages et interets qui pourraient etre reclames a INTER PARFUMS.

              - Non respect des obligations relatives a l'arret de la diffusion des Produits, trois (3) jours apres la mise en demeure de CELINE adressee par lettre recommandee avec accuse de reception a, INTER PARFUMS, restee infructueuse.

              - Non paiement ou retard de paiement des redevances et/ou des minima garantis comme indique a l' Article 6 des presentes.

              - Immediatement en cas de decouverte d'actes frauduleux de quelque nature que ce soit ayant des consequences sur les droits et obligations conferes par le contrat.

ARTICLE 13 : EFFETS DE LA RESILIATION - OBLIGATION DES PARTIES

13.1 En cas de resiliation du contrat pour toute raison autre qu'un manquement a ses obligations, INTER PARFUMS pourra, sous reserve de l'autorisation prealable ecrite de CELINE et sur une base de non exclusivite, commercialiser pendant un delai de six (6) mois apres l'expiration du present Contrat les Produits, qui etaient deja fabriques ou en cours de fabrication a la date d'expiration du Contrat.

INTER PARFUMS devra adresser a CELINE, dans un delai de quinze (15) jours, a compter de la date d'expiration du Contrat, un etat des stocks de Produits restant a ecouler, etant precise que lesdits stocks ne pourront representer un volume superieur a celui des ventes de Produits sur une periode de six (6) mois. Ledit volume sera calcule sur la base de production moyenne enregistree au cours des six (6) mois ayant precede l'expiration du Contrat.

Le reliquat des Produits devra etre ecoule dans un delai de six (6) mois suivant l'expiration du Contrat, conformement aux conditions contractuelles de vente et par l'intermediaire des reseaux commerciaux precedemment utilises ou des reseaux similaires.

A l'expiration du delai de six (6) mois, CELINE pourra, a son entiere discretion, decider d'acheter ou non les Produits invendus a INTER PARFUMS a prix coutant.

A defaut de rachat par CELINE des Produits, lesdits stocks seront detruits par INTER PARFUMS a ses frais en presence d'un representant de CELINE.

INTER PARFUMS etablira, au plus tot six (6) mois apres l'expiration du Contrat, un releve des ventes ainsi effectuees, et versera a CELINE les redevances correspondantes, a l'exclusion des ventes effectuees a CELINE a prix coutant.

13.2 A la date d'expiration du present Contrat, INTER PARFUMS arretera immediatement toute exploitation des Marques, et fera disparaitre toute mention desdites Marques de ses documents commerciaux, factures, documents a en-tete, publicites, etc.

INTER PARFUMS cessera egalement de faire reference a CELINE, aux Marques, et a sa collaboration passee avec CELINE en qualite de partenaire commercial ou de licencie, et sera seule responsable a l'egard de ses sous-licencies.

ARTICLE 14 : RESPONSABILITE

14.1 CELINE garantit n'avoir connaissance d'aucune circonstance de nature a empecher la commercialisation des Produits dans les pays qu'elle a enumeres a l'Annexe 1, dans lesquels les Marques ont deja ete deposees.

Les parties conviendront cependant ensemble de la conduite a tenir pour chaque pays prealablement a la livraison des Produits.

14.2 En cas d'apparition posterieure a la signature du present Contrat, de circonstances nouvelles de nature a limiter de maniere importante l'exercice des droits d'exploitation de la Marque consentis a INTER PARFUMS, dans un pays majeur du Territoire, les parties au Contrat negocieront afin de convenir d'un reajustement des redevances dues au titre de l'article 6.

14.3 INTER PARFUMS declare avoir dument souscrit une assurance couvrant les risques de responsabilite civile envers les tiers en raison des dommages corporels et/ou materiels consecutifs notamment a un vice de conception, de fabrication, de stockage, de conditionnement, de transport, de la vente des Produits ainsi que les pertes d'exploitation subies par CELINE.

INTER PARFUMS sera seule responsable de toute action introduite par des tiers du fait des ces prejudices.

ARTICLE 15 : CONFIDENTIALITE

Chacune des parties au present Contrat s'engage a preserver la confidentialite de l'ensemble des informations professionnelles relatives a son cocontractant, dont elle pourra etre amenee a prendre connaissance dans le cadre de l'execution du present Contrat et, notamment, a preserver les secrets commerciaux et professionnels de son cocontractant. La presente obligation de confidentialite survivra a l'expiration du Contrat.

ARTICLE 16 : CESSIBILITE DU CONTRAT

16.1 Le present contrat est strictement personnel entre CELINE et INTER PARFUMS et ne pourra faire l'objet de la part de ce dernier d'aucune cession.

En outre, INTER PARFUMS s'engage a ne pas conceder de sous-licences totales ou partielles des droits concedes au titre du present Contrat.

16.2 Les parties reconnaissent et conviennent qu'en cas de realisation des evenements suivants :

    - Modification du capital entrainant un changement de controle de la societe au sens de l'Article 355.1 de la loi du 24 JUILLET 1966, apport en societe, fusion, scission, cession partielle d'actif,

    - Transfert des elements constitutifs de la propriete du fonds de commerce a une autre personne physique ou morale : mise en propriete, usufruit, mise en gerance,

INTER PARFUMS devra notifier le changement intervenu par lettre recommandee avec accuse de reception. CELINE aura la faculte de resilier le contrat unilateralement et sans indemnite de quelque nature que ce soit dans un delai de trente (30) jours a compter de la date de reception de la notification ou de trente (30) jours a compter de la date a laquelle CELINE aura eu connaissance de l'evenement entrainant la faculte de resiliation.

ARTICLE 17: MODIFICATION DU CONTRAT

17.1 Toute convention derogatoire ou complementaire ou tout avenant au present Contrat seront necessairement etablis par un ecrit signe par les parties et annexe au Contrat. Toute modification a ce titre sera limitee au point particulier pour lequel elle aura ete convenue.

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Contrat comporterait des lacunes. La clause devant etre supprimee, ou qui est manquante, sera remplacee par une disposition juridiquement valable et conforme a l'objet du present Contrat.

ARTICLE 18 : DIVERS

18.1 Le fait pour CELINE de s'abstenir a un moment quelconque d'exiger d'INTER PARFUMS qu'elle execute pleinement ses obligations, ou de s'abstenir d'exercer tout droit lui etant reconnu par les presentes, ne devra en aucun cas etre interprete comme une renonciation par CELINE a son droit d'exiger d'INTER PARFUMS l'execution de l'obligation en cause.

18.2 Tous impositions, taxes et droits qui seraient dus en consequence de la presente licence et du versement des redevances seront a la charge d'INTER PARFUMS qui s'engage a les verser en temps utile et a proceder a toute formalite fiscale qui decoulerait du present Contrat.

18.3 Les frais afferents aux formalites administratives d'inscription de la presente licence aupres des administrations competentes seront a la charge d'INTER PARFUMS, qui s'y oblige.

ARTICLE 19 : LOI APPLICABLE - ATTRIBUTION DE COMPETENCE

19.1 Le present Contrat est regi par le droit francais.

19.2 En cas de litige ne a l'occasion de l'interpretation, de l'execution ou des suites du present Contrat, les parties s'engagent a faire les meilleurs efforts pour rechercher une solution amiable.

En cas de non-conciliation, toute contestation sera soumise a la competence exclusive des tribunaux de PARIS.

Fait a PARIS
Le 17th May 2000
En double exemplaire

/s/ Philippe Benacin                                     /s/Thierry Andretta
--------------------                                     -------------------
INTER PARFUMS                                            CELINE
Philippe Benacin                                         Thierry Andretta